Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED

Third Amendment to the
Research and Development Collaboration and License Agreement

This is the third Amendment (hereinafter “Third Amendment”) to the Research and Development Collaboration and License Agreement between Bayer Pharma AG, a company formed under the laws of Germany, having a place of business at Muellerstrasse 178, 13353 Berlin, Germany (hereinafter: “BAYER”) and Compugen Ltd, a company formed under the laws of Israel, having a place of business at 26 Harokmim Street, Holon 5885849, Israel (hereinafter: “Compugen”) effective as of 5 August 2013, as amended on February 5, 2014 and on July 27, 2015 (hereinafter: the “Agreement”).

WHEREAS, the Parties wish to amend Exhibit 1.3 specifying the Bayer Development Process; and

WHEREAS, the Parties wish to amend the Agreement to revise certain milestone [***] as a result of the amended Exhibit 1.3, all in accordance with the terms and conditions of this Third Amendment.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	The Parties agree to replace Exhibit 1.3 of the Agreement by Exhibit 1.3 attached to this Third Amendment, describing the “Bayer Development Process”.

2.	The following language shall be added to the end of Section 6.2.1.1:

“, except that solely with respect to [***] such milestone payment shall be [***] US Dollars ($[***]);”

3.	The following language shall be added to the end of Section 6.2.1.2:

‘”, except that solely with respect to [***] such milestone payment shall be [***] US Dollars ($[***]);”

4.	This Third Amendment shall become effective on the date this Agreement is signed by the last of the Parties to sign it.

5.	All capitalized terms used herein shall have the meaning set forth in the Agreement. Except as expressly amended pursuant to this Third Amendment, all other terms and conditions of the Agreement shall remain in force unchanged and apply to this Third Amendment.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange
Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SIGNED for and on behalf of Bayer Pharma AG	SIGNED for and on behalf of Compugen Ltd

Date: April 17, 2016	Date: April 17, 2016

___________________________ ppa.	/s/ Anat Cohen-Dayag Dr. Anat Cohen-Dayag (President & CEO)
___________________________ i.V.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange
Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 1.3: Bayer Development Process

[***, 3 pages]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange
Act of 1934, as amended.